Federal Income Taxes	12 Months Ended
Dec. 31, 2025
EBP 013
EBP, Tax Status [Line Items]
Federal Income Taxes	Federal Income Taxes
The Plan obtained its latest favorable determination letter on March 24, 2015, in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code. The Plan Administrator and the Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, no provision for income taxes has been included in the Plan's financial statements.
U.S. GAAP requires management to evaluate tax positions taken by the Plan. The financial statement impact of the tax position is when the Plan has taken an uncertain position that more likely than not would be sustained upon examination by the Internal Revenue Service. The Plan Administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025, there are no uncertain tax positions taken or expected to be taken. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan Administrator believes the Plan is no longer subject to income tax examinations for years prior to 2022.